Exhibit 24

POWER OF ATTORNEY

The undersigned director of The Scotts Miracle-Gro Company, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended September 30, 2011, hereby constitutes and appoints James Hagedorn, David C. Evans and Vincent C. Brockman, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto (“Annual Report on Form 10-K”), and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, each in such form as they or any one of them may approve, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and grants unto each said attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of November, 2011.

/s/ Alan H. Barry
Alan H. Barry

POWER OF ATTORNEY

The undersigned director of The Scotts Miracle-Gro Company, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended September 30, 2011, hereby constitutes and appoints James Hagedorn, David C. Evans and Vincent C. Brockman, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto (“Annual Report on Form 10-K”), and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, each in such form as they or any one of them may approve, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and grants unto each said attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of November, 2011.

/s/ Joseph P. Flannery
Joseph P. Flannery

POWER OF ATTORNEY

The undersigned officer and director of The Scotts Miracle-Gro Company, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended September 30, 2011, hereby constitutes and appoints David C. Evans and Vincent C. Brockman, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto (“Annual Report on Form 10-K”), and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, each in such form as they or any one of them may approve, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and grants unto each said attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of November, 2011.

/s/ James Hagedorn
James Hagedorn

POWER OF ATTORNEY

The undersigned director of The Scotts Miracle-Gro Company, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended September 30, 2011, hereby constitutes and appoints James Hagedorn, David C. Evans and Vincent C. Brockman, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto (“Annual Report on Form 10-K”), and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, each in such form as they or any one of them may approve, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and grants unto each said attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 9th day of November, 2011.

/s/ Adam Hanft
Adam Hanft

POWER OF ATTORNEY

The undersigned director of The Scotts Miracle-Gro Company, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended September 30, 2011, hereby constitutes and appoints James Hagedorn, David C. Evans and Vincent C. Brockman, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto (“Annual Report on Form 10-K”), and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, each in such form as they or any one of them may approve, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and grants unto each said attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of November, 2011.

/s/ Stephen L. Johnson
Stephen L. Johnson

POWER OF ATTORNEY

The undersigned director of The Scotts Miracle-Gro Company, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended September 30, 2011, hereby constitutes and appoints James Hagedorn, David C. Evans and Vincent C. Brockman, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto (“Annual Report on Form 10-K”), and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, each in such form as they or any one of them may approve, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and grants unto each said attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of November, 2011.

/s/ William G. Jurgensen
William G. Jurgensen

POWER OF ATTORNEY

The undersigned director of The Scotts Miracle-Gro Company, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended September 30, 2011, hereby constitutes and appoints James Hagedorn, David C. Evans and Vincent C. Brockman, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto (“Annual Report on Form 10-K”), and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, each in such form as they or any one of them may approve, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and grants unto each said attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of November, 2011.

/s/ Thomas N. Kelly Jr.
Thomas N. Kelly Jr.

POWER OF ATTORNEY

The undersigned director of The Scotts Miracle-Gro Company, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended September 30, 2011, hereby constitutes and appoints James Hagedorn, David C. Evans and Vincent C. Brockman, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto (“Annual Report on Form 10-K”), and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, each in such form as they or any one of them may approve, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and grants unto each said attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 9th day of November, 2011.

/s/ Carl F. Kohrt, Ph.D.
Carl F. Kohrt, Ph.D.

POWER OF ATTORNEY

The undersigned director of The Scotts Miracle-Gro Company, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended September 30, 2011, hereby constitutes and appoints James Hagedorn, David C. Evans and Vincent C. Brockman, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto (“Annual Report on Form 10-K”), and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, each in such form as they or any one of them may approve, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and grants unto each said attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of November, 2011.

/s/ Katherine Hagedorn Littlefield
Katherine Hagedorn Littlefield

POWER OF ATTORNEY

The undersigned director of The Scotts Miracle-Gro Company, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended September 30, 2011, hereby constitutes and appoints James Hagedorn, David C. Evans and Vincent C. Brockman, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto (“Annual Report on Form 10-K”), and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, each in such form as they or any one of them may approve, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and grants unto each said attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of November, 2011.

/s/ Nancy G. Mistretta
Nancy G. Mistretta

POWER OF ATTORNEY

The undersigned director of The Scotts Miracle-Gro Company, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended September 30, 2011, hereby constitutes and appoints James Hagedorn, David C. Evans and Vincent C. Brockman, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto (“Annual Report on Form 10-K”), and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, each in such form as they or any one of them may approve, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and grants unto each said attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of November, 2011.

/s/ Stephanie M. Shern
Stephanie M. Shern

POWER OF ATTORNEY

The undersigned director of The Scotts Miracle-Gro Company, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended September 30, 2011, hereby constitutes and appoints James Hagedorn, David C. Evans and Vincent C. Brockman, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto (“Annual Report on Form 10-K”), and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, each in such form as they or any one of them may approve, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and grants unto each said attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of November, 2011.

/s/ John S. Shiely
John S. Shiely

POWER OF ATTORNEY

The undersigned officer of The Scotts Miracle-Gro Company, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended September 30, 2011, hereby constitutes and appoints James Hagedorn and Vincent C. Brockman, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto (“Annual Report on Form 10-K”), and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, each in such form as they or any one of them may approve, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and grants unto each said attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of November, 2011.

/s/ David C. Evans
David C. Evans